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                                                                   EXHIBIT 10.44

                         SUPPLEMENTAL SECURITY AGREEMENT
                                  (Copyrights)



         THIS SUPPLEMENTAL SECURITY AGREEMENT (this "Agreement") is made and dated this 28 day of April, 1997 by and among DOVE FOUR POINT, INC., a Florida corporation, with its chief executive office at 8955 Beverly Boulevard, West Hollywood, California 90048, and successor via merger to Four Point Entertainment, Inc. (the "Grantor"); DOVE ENTERTAINMENT, INC., a California corporation formerly named Dove Audio, Inc. (the "Borrower"); and SANWA BANK CALIFORNIA, a California bank (the "Bank").

                                    RECITALS

         A. Reference is made to the (i) Security Agreement among the Grantor, the Borrower and the Bank dated August 16, 1996 (as such agreement may be amended, modified or supplemented from time to time, the "Security Agreement"), and (ii) the Guaranty dated August 16, 1996 from the Grantor in favor of the Bank guaranteeing Indebtedness (as defined therein) of the Borrower to the Bank (as such guaranty may be amended, modified or supplemented from time to time, the "Guaranty"). As used herein the term "Obligations" shall mean the Indebtedness defined in the Security Agreement, which includes the Indebtedness as defined in, and all other obligations of the Grantor under, the Guaranty. Capitalized terms used herein without definition have the meanings assigned thereto in the Security Agreement.

         B. Pursuant to the Security Agreement the Grantor has granted to the Bank a security interest in certain assets of the Grantor, including, without limitation, all of the general intangibles now owned or hereafter created or acquired by the Grantor.

         C.       The parties hereto desire to supplement the Security Agreement as it relates to certain general intangible Collateral consisting generally of copyrights and to create hereby a document appropriate for recordation in the Copyright Office of the United States (the "Copyright Office").

                                    AGREEMENT

         In consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

         1. CONFIRMATION OF GRANT OF SECURITY INTEREST. The Grantor hereby confirms the grant of the security interest in, lien on, and assignment of the Collateral described in the Security Agreement, as set forth therein, and acknowledges that such Collateral includes, without limitation, all of the Grantor's right, title and interest in the following (the "Copyrights"):

                  (a) All now existing or hereafter created or acquired, copyrights of the Grantor, including, without limitation, the copyrights in the materials specifically described on Exhibit A attached hereto, as the same may be amended or replaced from time to time with the consent of the Bank;

                  (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world for as long as permissible under any federal or foreign copyright law or regulation, and all rights to make such applications and to renew and extend the same;

                  (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell any items disclosed, claimed or covered by any of the foregoing;

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                  (d)    All now existing and hereafter arising rights (but not
any obligation) to register claims under any state, federal or foreign copyright law or regulation;

                  (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing;

                  (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

                  (g) All now existing and hereafter arising goodwill associated with any of the foregoing;

                  (h) All now existing and hereafter arising rights (but not any obligation) to sue or bring opposition or cancellation proceedings in the name of the Grantor or the Bank for past, present and future infringements of any of the foregoing; and

                  (i)    All products and proceeds of any of the foregoing.

         2. RESTRICTIONS ON FUTURE AGREEMENTS. The Grantor agrees that until the Obligations have been satisfied in full, except as permitted by the Security Agreement, the Grantor shall not, without the Bank's prior written consent (which consent shall not be unreasonably withheld), abandon any Copyrights or enter into any agreement, including, without limitation, any license agreement, which is inconsistent with the Grantor's obligations under the Security Agreement, and the Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights of the Bank under this Agreement.

         3. NEW COPYRIGHTS. The Grantor represents and warrants that the Copyrights listed on Exhibit A constitute all of the material Copyrights now owned by the Grantor which are registered (or pending for registration) with the Copyright Office. If, before the Obligations have been satisfied in full, the Grantor shall obtain rights to any new registered Copyrights (or Copyrights for which registrations are pending) the provisions of this Agreement shall automatically apply thereto and the Grantor shall give to the Bank prompt written notice of any such event. The Grantor hereby authorizes the Bank to modify this Agreement by amending Exhibit A to include any future Copyrights or any applications or registrations therefor not listed thereon, in which the Grantor has rights under Section 1 hereof or under this Section 3.

         4. ROYALTIES; TERMS. The Grantor hereby agrees that the Bank's rights in all Copyrights shall be to the full extent of the Grantor's rights therein, and shall be without any liability for royalties or other related charges from the Bank to the Grantor. The term of the Bank's security interest in the Copyrights shall extend until such time as all of the Obligations have been paid in full.

         5. ADDITIONAL COVENANTS. In addition to all covenants and agreements set forth in the Security Agreement, the Grantor agrees (a) not to sell or assign the interest in, or grant any license under, the Copyrights, except in the ordinary course of business and on commercially reasonable terms, without obtaining the prior written consent of the Bank; (b) to maintain all records with respect to the Copyrights at its address set forth on the first page hereof and not to change the location where such records are maintained without giving the Bank prior written notice thereof; (c) to inform the Bank promptly after it becomes aware of any event or circumstance materially adversely affecting the Copyrights, the value thereof or the Grantor's or the Bank's rights therein or thereto; and (d) to furnish the Bank with current versions of Exhibit A upon request.

         6. DUTIES OF THE GRANTOR. The Grantor shall have the duty (a) to, in a commercially reasonably manner, prosecute diligently any application for Copyrights pending as of the date hereof or thereafter, until the Obligations have been paid in full, (b) to make application on Copyrights as customary and appropriate in the operation of the Grantor's business, (c) to file and prosecute opposition and cancellation proceedings as customary and appropriate in the operation of the Borrower's business, and (d) to preserve and maintain, in a commercially


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reasonable manner, all rights in applications for registrations of Copyrights.
Any expenses incurred in connection with such applications shall be borne by the Grantor. The Grantor shall not abandon any right to file an application for a copyright without the consent of the Bank, which consent shall not be unreasonably withheld.

         7. THE BANK MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Bank, upon written notice to the Grantor, if practicable, may itself perform, or cause performance of, such agreement, and the reasonable out of pocket expenses of the Bank incurred in connection therewith shall be payable by the Grantor under Section 11 hereof.

         8. THE BANK'S DUTIES. The powers conferred on the Bank hereunder are solely to protect its interest in the Copyrights and shall not impose any duty upon the Bank to exercise any such powers. Except for the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any of the Copyrights or of taking any steps to preserve rights against prior parties or any other rights pertaining to any of the Copyrights but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Obligations.

         9. REMEDIES; BANK'S RIGHT TO SUE. If any Event of Default shall have occurred and be continuing:

                  (a) The Bank may exercise in respect of the Copyrights, in addition to other rights and remedies provided for herein or in the Security Agreement or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect from time to time in the State of California (the "Code") (whether or not the Code applies to the affected Copyrights).

                  (b) The Bank shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Copyrights, and any licenses thereunder, and, if the Bank shall commence any such suit, the Grantor shall, at the request of the Bank do any and all lawful acts and execute any and all proper documents reasonably required by the Bank in aid of such enforcement and the Grantor shall promptly, upon demand, reimburse and indemnify the Bank for all out of pocket costs and expenses incurred by the Bank in the exercise of its rights under this Section 9. The Grantor shall notify the Bank of any suits it commences to enforce the Copyrights and shall provide the Bank with copies of any documents reasonably requested by the Bank relating to such suits.

                  (c) All of the Bank's rights and remedies with respect to the Copyrights whether established hereby or by the Security Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

         10. POWER OF ATTORNEY; EFFECT ON THE SECURITY AGREEMENT. The Grantor hereby authorizes and empowers the Bank to make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power (but not the obligation) after the occurrence and during the continuance of an Event of Default (a) to endorse the Grantor's name on all applications, documents, papers and instruments reasonably necessary or desirable for the Bank in the use and protection of the Copyrights, (b) to grant or issue any commercially reasonably exclusive or nonexclusive license under the Copyrights to anyone, (c) to assign, pledge, convey or otherwise transfer title in or dispose of, in a commercially reasonable manner, the Copyrights to anyone, and (d) to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable for the protection or enforcement of any of the rights of the Bank with respect to any of the Copyrights. This power of attorney, being coupled with an interest, is irrevocable until the Obligations have been paid in full. The Grantor hereby acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Bank under the Security Agreement but rather is intended to facilitate the exercise of such rights and remedies.

         11.      EXPENSES.

                  (a) The Grantor agrees to indemnify the Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this


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Agreement), except claims, losses or liabilities resulting solely from the
Bank's gross negligence or willful misconduct. Such agreement of the Grantor shall survive the payment in full of the Obligations.

                  (b) The Grantor will, upon written demand, pay to the Bank the amount of any and all out of pocket costs and expenses, including reasonable attorneys fees and costs and reasonable disbursements of any experts and agents.

         12. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         13. SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision of this Agreement in any other jurisdiction.

         14. NOTICES. All notices and other communications provided for hereunder shall be given in the manner and to the addresses set forth in the Security Agreement.

         15.      CONTINUING SECURITY INTEREST; TERMINATION.

                  (a)    The Bank's security interest in the Copyrights shall
(a) remain in full force and effect until payment in full of the Obligations,
(b) be binding upon the Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors and assigns, subject to the terms and conditions of the Security Agreement. The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

                  (b) Upon the payment in full of the Obligations, the Bank's security interest in the Copyrights shall terminate and all rights to the Copyrights shall revert to the Grantor. The Bank will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         16. RELATIONSHIP TO SECURITY AGREEMENT. The Copyrights shall constitute Collateral for all purposes of the Security Agreement and the Bank shall have all rights, powers and remedies with respect to the Copyrights that it has with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference, including, without limitation, the provisions relating to the priority of the Bank's security interest in Collateral, choice of law, consent to jurisdiction, and waivers by the Grantor and the Borrower.


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         17       CONFIRMATION OF GUARANTY. Grantor in its capacity as guarantor under the Guaranty (i) consents to this Agreement (which supplements the Security Agreement) and to the Supplemental Loan Agreement (Copyrights) of even date herewith between the Borrower and the Bank, and (ii) confirms that the Guaranty remains in full force and effect.

         EXECUTED as of the date first written above.

                                             DOVE FOUR POINT, INC.,
                                             a Florida corporation


                                             By: /s/ MICHAEL VINER
                                                -----------------------------
                                             Name:  Michael Viner
                                             Title: President and CEO






                                             DOVE ENTERTAINMENT, INC.,
                                             a California corporation

                                             By: /s/ MICHAEL VINER
                                                ----------------------------
                                             Name:  Michael Viner
                                             Title: President and CEO



                                             SANWA BANK CALIFORNIA,
                                             a California bank


                                             By: /s/ E. LEIGH IRWIN
                                                ----------------------------
                                             Name:  E. Leigh Irwin
                                             Title: Vice President



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                                                 SUPPLEMENTAL SECURITY AGREEMENT
                                                                    (COPYRIGHTS)


STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF LOS ANGELES      )

                  On April 28, 1997 before me, Victoria Kaye, personally appeared Michael Viner, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted executed the instrument.

                  WITNESS my hand and official seal.

                                                /s/ VICTORIA KAYE
                                               ------------------------
                                                       SIGNATURE


STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF LOS ANGELES      )

                  On ___________, 1997 before me, __________, personally
appeared ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted executed the instrument.

                  WITNESS my hand and official seal.


                                               ------------------------
                                                       SIGNATURE



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STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF LOS ANGELES      )

                  On April 28, 1997 before me, Victoria Kaye, personally appeared Michael Viner, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted executed the instrument.

                  WITNESS my hand and official seal.


                                               /s/ Victoria Kaye
                                               ------------------------
                                                       SIGNATURE